Exhibit 2



                                POWER OF ATTORNEY

         Inversiones Santa Cecilia S.A., a sociedad anonima organized under the laws of the Republic of Chile, Axxion S.A., a sociedad anonima organized under the laws of the Republic of Chile, Bancard S.A., a sociedad anonima organized under the laws of the Republic of Chile, Bancorp S.A., a sociedad anonima organized under the laws of the Republic of Chile, Magdalena Maria Pinera Morel, Maria Cecilia Pinera Morel, Sebastian Pinera Morel, Cristobal Pinera Morel and Cecilia Morel Montes each hereby appoint Sebastian Pinera Echenique (the "Attorney-in-Fact") as legal representative to execute for and on behalf of each of them, all Schedules 13G under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and relevant stock exchanges (individually, each a "Filing").

         The undersigned acknowledges that the Attorney-in-Fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

         The powers hereby conferred upon the Attorney-in-Fact shall continue in force until notice of the revocation of this Power of Attorney has been received by the Attorney-in-Fact.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 13th day of February 2004.

                            [Signature pages follow]

                                     INVERSIONES SANTA CECILIA S.A.

February 13, 2004                    By:  /s/ SEBASTIAN PINERA ECHENIQUE
                                            ------------------------------------
                                             Name:  Sebastian Pinera Echenique
                                             Title:  Legal Representative


                                     AXXION S.A.

February 13, 2004                    By:  /s/ SEBASTIAN PINERA ECHENIQUE
                                            ------------------------------------
                                             Name:  Sebastian Pinera Echenique
                                             Title:  Legal Representative


                                     MAGDALENA MARIA PINERA MOREL

February 13, 2004                    By:  /s/       MAGDALENA MARIA PINERA MOREL
                                            ------------------------------------
                                             Name:  Magdalena Maria Pinera Morel


                                     MARIA CECILIA PINERA MOREL

February 13, 2004                    By:  /s/ MARIA CECILIA PINERA MOREL
                                            ------------------------------------
                                             Name:  Maria Cecilia Pinera Morel


                                     SEBASTIAN PINERA MOREL

February 13, 2004                    By:  /s/ SEBASTIAN PINERA MOREL
                                            ------------------------------------
                                             Name:  Sebastian Pinera Morel


                                     CRISTOBAL PINERA MOREL

February 13, 2004                    By:  /s/ CRISTOBAL PINERA MOREL
                                            ------------------------------------
                                             Name:  Cristobal Pinera Morel


                                     BANCARD S.A.

February 13, 2004                    By:  /s/ SEBASTIAN PINERA ECHENIQUE
                                            ------------------------------------
                                             Name: Sebastian Pinera Echenique
                                             Title:  Legal Representative


                                     BANCORP S.A.

February 13, 2004                    By:  /s/ SEBASTIAN PINERA ECHENIQUE
                                            ------------------------------------
                                             Name: Sebastian Pinera Echenique
                                             Title:  Legal Representative


                                     CECILIA MOREL MONTES

February 13, 2004                    By:  /s/ CECILIA MOREL MONTES
                                            ------------------------------------
                                             Name:  Cecilia Morel Montes